                                            Exhibit Index


Exhibit No.                                                                 Page
-----------                                                                 ----

  21.1     Monthly Servicer's Certificate dated February 10, 2000              8
           prepared by the Servicer and sent to the Trustee pursuant to
           Section 3.05(a) of the Series 1999-1 Supplement covering the period of January 1, 2000 through January 31, 2000.

ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD: January 1, 2000 - January 31, 2000

SETTLEMENT DATE:   15-Feb-00

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII AND
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance ................................                         $ 82,180,611.61
                                                                                                                   ---------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts ..........                         $  4,846,447.64
                                                                                                                   ---------------
     (c.)  Contract Principal Balance of Charged-Off Contracts ...........................                         $    338,851.78
                                                                                                                   ---------------
     (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this
             Settlement Date .............................................................                         $ 76,995,312.19
                                                                                                                   ---------------

           BALANCES ON THIS SETTLEMENT DATE
     (d.)  Class A Principal Balance as of this

           Settlement Date (Class A Note Factor)          0.6610359                                                $ 65,360,664.37
                                                          =========                                                ---------------
     (e1.) Ending Class A-1 Principal Balance             0.3419243                          $17,414,029.37
                                                          =========                          --------------
     (e2.) Ending Class A-2 Principal Balance             1.0000000                          $38,500,927.00
                                                          =========                          --------------
     (e3.) Ending Class A-3 Principal Balance             1.0000000                          $ 9,445,708.00
                                                          =========                          --------------
     (f.)  Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)          1.0000000                                                $ 11,599,991.00
                                                          =========                                                ---------------


II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts .................                         $ 84,679,092.74
                                                                                                                   ---------------
     (b.)  CBR of Contracts 1 - 30 days delinquent .......................................                         $  8,937,510.38
                                                                                                                   ---------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date ......                                  10.55%
                                                                                                                   ---------------

     (d.)  CBR of Contracts 31 - 60 days delinquent ......................................                         $  4,779,969.34
                                                                                                                   ---------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date .....                                   5.64%
                                                                                                                   ---------------

     (f.)  CBR of Contracts 61 - 90 days delinquent ......................................                         $  2,393,003.64
                                                                                                                   ---------------
     (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date .....                                   2.83%
                                                                                                                   ---------------

     (h.)  CBR of Contracts 91 - 120 days delinquent .....................................                         $  1,875,762.94
                                                                                                                   ---------------
     (i.)   % of Delinquent Contracts 91- 120 days as of the related Calculation Date ....                                    2.22%
                                                                                                                   ---------------

     (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date ..                                   10.69%
                                                                                                                   ---------------
     (j2.) Month 2:                  Dec-99 ..............................................                                    9.14%
                                     ------                                                                        ---------------
     (j3.) Month 3:                  Nov-99 ..............................................                                    8.48%
                                     ------                                                                        ---------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days or more .........                                    9.44%
                                                                                                                   ---------------

     (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) ........                                    1.81%
                                                                                                                   ---------------
     (k2.) Month 2:                  Dec-99 ..............................................                                    2.92%
                                     ------                                                                        ---------------
     (k3.) Month 3:                  Nov-99 ..............................................                                    3.08%
                                     ------                                                                        ---------------
     (k4.) Three month rolling average % for Defaulted Contracts .........................                                    2.60%
                                                                                                                   ---------------

           Does the Cumulative Loss % exceed

     (l1.) The Loss Trigger Level % from Beginning Period to and including 12th Collection
              Period? .Y or N. ...........................................................                                     NO
                                                                                                                   ---------------
     (l2.) The Loss Trigger Level % from 13th Collection Period to and including 24th
              Collection Period? .Y or N. ................................................                                     n/a
                                                                                                                   ---------------
     (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter ?  Y or N .                                     n/a
                                                                                                                   ---------------


     (m1.) Residual Realization for the related Collection Period ........................                                  124.77%
                                                                                                                   ---------------
     (m2.) Month 2:                  Dec-99 ..............................................                                  130.05%
                                     ------                                                                        ---------------
     (m3.) Month 3:                  Nov-99 ..............................................                                  123.77%
                                     ------                                                                        ---------------
     (m4.) Three month rolling average Residual Realization Ratio ........................                                  126.19%
                                                                                                                   ---------------


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
     (n.)  Does the three month rolling Residual Realization ratio exceed 100% Y or N ....                               YES
                                                                                                                   ---------------


III. FLOW OF FUNDS

     (1.)  The amount on deposit in Available Funds ......................................                         $ 5,823,369.60
                                                                                                                   ---------------
     (2.)  The prepayment amounts deposited, if any, by the Issuers'  to the Collection
             Account for removal of defaulted contracts ..................................                         $            -
                                                                                                                   ---------------
     (3.)  Total deposits in the Collection Account to be used as available funds on this
             Payment Date ................................................................                         $ 5,823,369.60
                                                                                                                   ---------------

     (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance .....                         $       696.24
                                                                                                                   ---------------
     (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any ..........                         $    68,483.84
                                                                                                                   ---------------

           To Series 1999-1 Noteholders:

     (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for
             the related period. .........................................................                         $   368,712.99
                                                                                                                   ---------------
                             Interest on Class A-1 Notes .................................   $  101,361.71
                                                                                             -------------
                             Interest on Class A-2 Notes .................................   $  213,038.46
                                                                                             -------------
                             Interest on Class A-3 Notes .................................   $   54,312.82
                                                                                             -------------
     (d.)  Interest on Class B Notes for the related period ..............................                         $    70,276.61
                                                                                                                   ---------------

     (e.)  To Series 1999-1 Noteholders:

           To Class A, the total applicable Principal Payment ............................                         $ 5,185,299.42
                                                                                                                   ---------------
                             Principal Payment to Class A-1 Noteholders ..................   $5,185,299.42
                                                                                             -------------
                             Principal Payment to Class A-2 Noteholders ..................   $           -
                                                                                             -------------
                             Principal Payment to Class A-3 Noteholders ..................   $           -
                                                                                             -------------
           To Class B for applicable Principal Payment to the extent of the Class B Floor                          $            -
                                                                                                                   ---------------

     (f.)  To the Reserve Account :
           The amount needed to increase the amount in the Reserve Account to the
             Required Reserve ............................................................                         $   129,900.50
                                                                                                                   ---------------

     (g.)  Upon the occurrence of a Residual Event       the lesser of:
           (A) the remaining Available Funds and .........................................   $           -
                                                                                             -------------
           (B) the aggregate amount of Residual Receipts included in Available Funds .....   $           -
                                                                                             -------------
           To be deposited to the Residual Account .......................................                         $            -
                                                                                                                   ---------------

     (h.)  To the Issuers, as owner of the Pledged Assets, any remaining Available
             Funds on deposit in the Collection Account (the "Issuers' Interest") ........                         $        (0.00)
                                                                                                                   ---------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period                         $ 1,761,805.82
                                                                                                                   ---------------
     (b.)  Servicer Advances reimbursed during the Collection Period .....................                         $    38,010.20
                                                                                                                   ---------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date ...............................................................                         $            -
                                                                                                                   ---------------
     (d.)  Servicer Advances made during the related Collection Period ...................                         $   114,567.43
                                                                                                                   ---------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
             Period ......................................................................                         $ 1,838,363.05
                                                                                                                   ---------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made                           . .....................................                         $            -
                                                                                                                   ---------------

V.   RESERVE ACCOUNT

     (a.)  Amount on deposit at the beginning of the related Collection Period ...........                         $ 1,640,888.36
                                                                                                                   ---------------
     (b.)  Amount of interest earnings reinvested for the related Monthly Period .........                         $     7,816.88
                                                                                                                   ---------------
     (c.)  Amounts used to cover shortfalls, if any,  for the related Collection Period ..                         $            -
                                                                                                                   ---------------
     (d.)  Amounts transferred from the Collection Account, if applicable ................                         $   129,900.50
                                                                                                                   ---------------
     (e.)  Balance remaining before calculating Required Reserve Amount ..................                         $ 1,778,605.74
                                                                                                                   ---------------
     (f.)  Required Reserve Amount needed as of the related Collection Period ............                         $ 3,848,032.77
                                                                                                                   ---------------
     (g1.) If (d) above is greater than (e), then excess amount to be transferred to
             the Series Obligors .........................................................                         $            -
                                                                                                                   ---------------
     (g2.) If (e) is greater than (d), then amount of shortfall ..........................                         $ 2,069,427.03
                                                                                                                   ---------------
     (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1) ...                         $ 1,778,605.74
                                                                                                                   ---------------
     (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period ? Y or N ..................................                              NO
                                                                                                                   ---------------


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
VI.  RESIDUAL ACCOUNT

     (a.)  Amount on deposit at the beginning of the related Collection Period ...........                         $            -
                                                                                                                   ---------------
     (b.)  Amounts transferred from the Collection Account ...............................                         $            -
                                                                                                                   ---------------
     (c.)  Amounts used to cover shortfalls for the related Collection Period ............                         $            -
                                                                                                                   ---------------
     (d.)  Amount on deposit at the end of the related Collection Period .................                         $            -
                                                                                                                   ---------------

VII. ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments ..........................................                         $ 1,016,551.64
                                                                                                                   ---------------
     (b.)  Add:  Amount of Advance Payments collected during the related Collection Period                         $   596,836.43
                                                                                                                   ---------------
     (c.)  Add:  Investment earnings for the related  Collection Period ..................                         $            -
                                                                                                                   ---------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ..                         $   666,969.76
                                                                                                                   ---------------
     (e.)  Ending aggregate Advance Payments .............................................                         $   946,418.31
                                                                                                                   ---------------


     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:    /s/ John Paris
            -----------------------------------
     TITLE: SR VP
            -----------------------------------
     DATE:  02/10/00
            -----------------------------------


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